Segall Bryant & Hamill Trust

Supplement dated December 21, 2018 to the Segall Bryant & Hamill Funds Prospectuses for the Segall Bryant & Hamill Small Cap Growth Fund II and the Segall Bryant & Hamill Small Cap Growth Fund, dated May 1, 2018.

Segall Bryant & Hamill, LLC (the “Adviser”), the investment adviser of the Segall Bryant & Hamill Small Cap Growth Fund II and the Segall Bryant & Hamill Small Cap Growth Fund, had recommended, and the Segall Bryant & Hamill Trust Board of Trustees (the “Board”) had approved, a proposal to merge (the “Reorganization”) the Segall Bryant & Hamill Small Cap Growth Fund II (the “Acquired Fund”) into the Segall Bryant & Hamill Small Cap Growth Fund (the “Acquiring Fund”) each a series of Segall Bryant & Hamill Trust.

The Reorganization has been completed as of the close of business on December 21, 2018. Upon opening of markets on December 24, 2018, shareholders of the Acquired Fund will have received shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held prior to the reorganization.

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Supplement dated December 21, 2018 to the Prospectuses for the Segall Bryant & Hamill Mid Cap Value Dividend Fund and the Segall Bryant & Hamill Mid Cap Value Dividend Fund II, dated May 1, 2018.

Segall Bryant & Hamill, LLC (the “Adviser”), the investment adviser of the Segall Bryant & Hamill Mid Cap Value Dividend Fund II and the Segall Bryant & Hamill Mid Cap Value Dividend Fund, had recommended, and the Segall Bryant & Hamill Trust Board of Trustees (the “Board”) had approved, a proposal to merge (the “Reorganization”) the Segall Bryant & Hamill Mid Cap Value Dividend Fund II (the “Acquired Fund”) into the Segall Bryant & Hamill Mid Cap Value Dividend Fund (the “Acquiring Fund”), each a series of Segall Bryant & Hamill Trust.

The Reorganization has been completed as of the close of business on December 21, 2018. Upon opening of markets on December 24, 2018, shareholders of the Acquired Fund will have received shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held prior to the reorganization.

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Supplement dated December 21, 2018 to the Segall Bryant & Hamill Funds Prospectus and Summary Prospectuses for the Segall Bryant & Hamill Large Cap Dividend Fund and the Segall Bryant & Hamill Global Large Cap Fund, each dated May 1, 2018.

Segall Bryant & Hamill, LLC (the “Adviser”), the investment adviser of the Segall Bryant & Hamill Large Cap Dividend Fund and the Segall Bryant & Hamill Global Large Cap Fund, has recommended, and the Segall Bryant & Hamill Trust Board of Trustees (the “Board”) has approved, a proposal to merge (the “Reorganization”) the Segall Bryant & Hamill Large Cap Dividend Fund (the “Acquired Fund”) into the Segall Bryant & Hamill Global Large Cap Fund (the “Acquiring Fund”), each a series of Segall Bryant & Hamill Trust.

After further consideration of the Acquiring Fund’s and the Acquired Fund’s present circumstances, management and the Board have determined not to proceed with the Reorganization at this time. Effective December 21, 2018, the Acquired Fund is re-opened to transactions. The Funds will advise shareholders if there are material changes to this determination.

Effective December 28, 2018, for the Segall Bryant & Hamill Global Large Cap Fund’s Retail Class, the Adviser has voluntarily agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses, so that the ratio of expenses to average net assets as reported in the Segall Bryant & Hamill Global Large Cap Fund’s Financial Highlights will be no more than 0.89% for such period. For the Segall Bryant & Hamill Global Large Cap Fund’s Institutional Class, the Adviser has voluntarily agreed to waive the investment advisory and/or administration fees and/or to reimburse other expenses in the same proportion as the Retail Class waivers/ reimbursements in the preceding sentence and also to waive or reimburse Institutional Class-specific Other Expenses, but only to the extent that after applying the waiver/reimbursements described in this sentence, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio does not exceed 25 basis points. If after applying the waivers/reimbursements discussed above, the excess of the net Retail Class expense ratio over the net Institutional Class expense ratio is less than 15 basis points, then the Adviser agrees to voluntarily waive/reimburse such that the excess equals 15 basis points. This voluntary arrangement may be terminated at any time by the Adviser.

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Supplement dated December 21, 2018 to the Segall Bryant & Hamill Funds Statement of Additional Information for the Segall Bryant & Hamill Global Large Cap Fund dated May 1, 2018.

The Board of Trustees has approved the adoption of certain additional fundamental investment limitations by the Segall Bryant & Hamill Global Large Cap Fund (the “Fund”). In addition to the fundamental investment limitations enumerated in the Fund’s Statement of Additional Information, the Fund may not:

7. Purchase securities of companies for the purpose of exercising control.

8. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the Investment Company Act of 1940, as amended.

9. Write or sell put options, call options, straddles, spreads or any combination thereof, except for transactions in options on securities, futures contracts and options on futures contracts.

10. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the Fund’s transactions in futures contracts and related options, and (b) the Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

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